Exhibit 99.2

Draft 7/31/2013

Draft 7/31/2013

Quarterly Financial Highlights

(Dollars In Thousands)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
(Unaudited)	2012	2012	2012	2013	2013	2012	2013

Pre-tax Operating Income (Loss) (1)

Life Marketing	$30,348	$28,673	$15,642	$23,707	$24,673	$60,717	$48,380
Acquisitions	43,615	46,155	42,191	34,377	29,435	82,714	63,812
Annuities	28,553	9,408	45,348	43,398	36,382	64,336	79,780
Stable Value Products	15,958	13,050	18,675	17,844	22,464	28,604	40,308
Asset Protection	6,479	4,150	859	6,081	7,384	11,445	13,465
Corporate & Other	(25,397)	(6,614)	928	(18,332)	(2,483)	2,483	(20,815)
Total Pre-tax Operating Income	$99,556	$94,822	$123,643	$107,075	$117,855	$250,299	$224,930

Balance Sheet Data

Total Assets	$54,195,024	$55,912,100	$57,384,672	$58,573,487	$58,162,886
Total Protective Life Corporation’s Shareowners’ Equity	$4,147,234	$4,565,855	$4,615,183	$4,541,292	$3,837,991
Total Protective Life Corporation’s Shareowners’ Equity (excluding accumulated other comprehensive income (loss)) (2)	$2,828,898	$2,849,089	$2,878,461	$2,941,969	$3,036,797

Stock Data

Closing Price	$29.41	$26.21	$28.58	$35.80	$38.41
Average Shares Outstanding
Basic	81,639,756	80,662,745	79,652,495	79,139,392	79,404,770	81,985,649	79,272,814
Diluted	83,243,703	82,406,103	81,339,803	80,706,744	81,087,238	83,583,025	80,898,042

(1) “Pre-tax Operating Income (Loss)” is a non-GAAP financial measure.  “Income (loss) Before Income Tax” is a GAAP financial measure to which “Pre-tax Operating Income” may be compared.

See Page 6 for a reconciliation of “Pre-tax Operating Income” to “Income (loss) Before Income Tax”.

(2) “Total Protective Life Corporation’s Shareowners’ equity excluding accumulated other comprehensive income (loss)” is a non-GAAP financial measure.  “Total Protective Life Corporation’s Shareowners’ equity” is a GAAP financial measure to which “Total Protective Life Corporation’s Shareowners’ equity excluding accumulated other comprehensive income (loss)” may be compared.

See Page 5 for a reconciliation of “Total Protective Life Corporation’s Shareowners’ equity excluding accumulated other comprehensive income (loss)” to “Total Protective Life Corporation’s Shareowners’ equity”.

Draft 7/31/2013

Financial Strength Ratings as of June 30, 2013

	A.M. Best	Fitch	Standard & Poor’s	Moody’s
Legal Entity

Insurance companies:
Protective Life Insurance Company	A+	A	AA-	A2
West Coast Life Insurance Company	A+	A	AA-	A2
Protective Life and Annuity Insurance Company	A+	A	AA-	—
Lyndon Property Insurance Company	A-	—	—	—

Draft 7/31/2013

Consolidated Statements of Income

(Dollars In Thousands)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
(Unaudited)	2012	2012	2012	2013	2013	2012	2013

REVENUES
Gross premiums and policy fees	$711,429	$684,939	$721,605	$726,847	$756,331	$1,407,734	$1,483,178
Reinsurance ceded	(344,673)	(321,059)	(375,546)	(335,350)	(390,490)	(649,231)	(725,840)
Net premiums and policy fees	366,756	363,880	346,059	391,497	365,841	758,503	757,338
Net investment income	456,222	467,944	476,045	457,634	466,220	918,343	923,854
RIGL - derivatives	(48,268)	(134,222)	(26,081)	7,385	143,881	(78,177)	151,266
RIGL - all other investments	65,593	122,555	7,161	(4,145)	(109,978)	101,319	(114,123)

OTTI losses	(13,670)	(1,676)	(16,422)	(1,340)	(1,789)	(48,090)	(3,129)
Portion recognized in OCI (before taxes)	62	(6,880)	(1,536)	(3,244)	(2,211)	15,718	(5,455)
Net impairment losses recognized in earnings	(13,608)	(8,556)	(17,958)	(4,584)	(4,000)	(32,372)	(8,584)
Other income	81,480	81,190	84,633	85,027	94,392	192,740	179,419
Total revenues	908,175	892,791	869,859	932,814	956,356	1,860,356	1,889,170

BENEFITS & EXPENSES
Benefits and settlement expenses	568,522	629,945	537,944	581,880	557,866	1,158,151	1,139,746
Amortization of deferred policy acquisition costs and value of business acquired	67,188	14,011	65,530	52,239	74,946	124,024	127,185
Other operating expenses	124,530	118,964	120,406	138,061	123,661	240,785	261,722
Interest expense - subsidiaries	6,098	6,253	10,336	11,105	11,511	12,207	22,616
Interest expense - holding company - other debt	23,298	23,731	23,481	23,434	22,891	46,670	46,325
Interest expense - holding company - subordinated debt	10,852	8,901	8,443	8,468	8,468	20,253	16,936
Total benefits and expenses	800,488	801,805	766,140	815,187	799,343	1,602,090	1,614,530

INCOME BEFORE INCOME TAX	107,687	90,986	103,719	117,627	157,013	258,266	274,640
Income tax expense	31,532	30,506	36,923	39,336	53,814	83,090	93,150
NET INCOME	76,155	60,480	66,796	78,291	103,199	175,176	181,490
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	—	—	—	—
NET INCOME AVAILABLE TO PLC’S COMMON SHAREOWNERS	$76,155	$60,480	$66,796	$78,291	$103,199	$175,176	$181,490

PER SHARE DATA FOR QUARTER
Operating income - diluted (1)	$0.85	$0.76	$0.98	$0.89	$0.96
RIGL - derivatives	(0.31)	(0.98)	(0.12)	0.16	1.27
RIGL - all other investments	0.37	0.95	(0.04)	(0.08)	(0.96)
Net income available to PLC’s common shareowners-diluted	$0.91	$0.73	$0.82	$0.97	$1.27
Average shares outstanding-diluted	83,243,703	82,406,103	81,339,803	80,706,744	81,087,238
Dividends paid	$0.18	$0.18	$0.18	$0.18	$0.20

PER SHARE DATA FOR YTD
Operating income - diluted (1)	$2.04	$2.80	$3.78	$0.89	$1.84
RIGL - derivatives	(0.49)	(1.46)	(1.59)	0.16	1.44
RIGL - all other investments	0.55	1.49	1.47	(0.08)	(1.04)
Net income available to PLC’s common shareowners - diluted	$2.10	$2.83	$3.66	$0.97	$2.24
Average shares outstanding - diluted	83,583,025	83,187,854	82,723,016	80,706,744	80,898,042
Dividends paid	$0.34	$0.52	$0.70	$0.18	$0.38

(1) “Operating Income” is a non-GAAP financial measure.  “Net income available to PLC’s common shareowners” is a GAAP financial measure to which “Operating Income” may be compared.

Draft 7/31/2013

Consolidated Balance Sheets

(Dollars In Thousands)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR
(Unaudited)	2012	2012	2012	2013	2013
ASSETS

Fixed maturities, at fair value	$28,850,496	$29,607,238	$29,787,959	$30,065,491	$28,922,966
Fixed maturities, at amortized cost	—	—	300,000	315,000	335,000
Equity securities	350,503	373,552	411,786	415,176	446,518
Mortgage loans	5,203,999	5,096,080	4,950,201	4,835,917	4,773,709
Investment real estate	20,582	19,858	19,816	18,952	16,178
Policy loans	870,775	869,607	865,391	862,202	855,780
Other long-term investments	333,358	347,065	361,837	348,394	429,987
Long-term investments	35,629,713	36,313,400	36,696,990	36,861,132	35,780,138
Short-term investments	89,495	110,684	217,812	161,506	172,011
Total investments	35,719,208	36,424,084	36,914,802	37,022,638	35,952,149
Cash	219,877	206,012	368,801	275,103	255,712
Accrued investment income	354,282	360,024	357,368	361,463	365,483
Accounts and premiums receivable	111,362	104,037	85,500	104,539	96,819
Reinsurance receivable	5,716,333	5,753,980	5,805,401	5,842,124	5,832,194
Deferred policy acquisition costs and value of business acquired	3,208,319	3,208,227	3,239,519	3,262,029	3,414,988
Goodwill	110,110	109,335	108,561	107,786	107,012
Property and equipment, net	48,307	48,321	47,607	48,590	49,492
Other assets	164,354	189,086	262,052	272,760	305,752
Current/Deferred income tax	62,316	55,518	30,827	—	—
Assets related to separate accounts
Variable annuity	7,949,926	8,895,947	9,601,417	10,670,833	11,162,856
Variable universal life	530,630	557,529	562,817	605,622	620,429

TOTAL ASSETS	$54,195,024	$55,912,100	$57,384,672	$58,573,487	$58,162,886

Draft 7/31/2013

Consolidated Balance Sheets - Continued

(Dollars In Thousands)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR
(Unaudited)	2012	2012	2012	2013	2013

LIABILITIES
Policy liabilities and accruals
Future policy benefits and claims	$21,165,796	$21,400,351	$21,626,386	$21,793,320	$21,932,062
Unearned premiums	1,301,537	1,367,241	1,396,026	1,426,496	1,454,003
Stable value product deposits	2,676,312	2,328,237	2,510,559	2,544,609	2,579,172
Annuity deposits	10,774,666	10,751,652	10,658,463	10,524,393	10,509,829
Other policyholders’ funds	539,364	553,262	566,985	569,533	577,821
Repurchase program borrowings	200,000	280,000	150,000	300,000	340,000
Other liabilities	1,157,689	1,306,298	1,434,604	1,375,962	1,225,042
Deferred income taxes	1,430,027	1,668,885	1,736,389	1,690,052	1,318,175
Income tax payable	—	—	—	4,782	13
Non-recourse funding obligations	297,000	297,000	586,000	596,000	604,900
Debt	1,510,000	1,400,000	1,400,000	1,390,000	1,460,000
Subordinated debt securities	515,593	540,593	540,593	540,593	540,593
Liabilities related to separate accounts
Variable annuity	7,949,926	8,895,947	9,601,417	10,670,833	11,162,856
Variable universal life	530,630	557,529	562,817	605,622	620,429
TOTAL LIABILITIES	50,048,540	51,346,995	52,770,239	54,032,195	54,324,895

SHAREOWNERS’ EQUITY
Common stock	44,388	44,388	44,388	44,388	44,388
Additional paid-in-capital	603,045	603,083	606,369	599,514	606,523
Treasury stock	(157,412)	(183,330)	(209,840)	(203,698)	(203,385)
Retained earnings	2,338,877	2,384,948	2,437,544	2,501,765	2,589,271
Accumulated other comprehensive income (loss)	1,318,336	1,716,766	1,736,722	1,599,323	801,194
TOTAL PROTECTIVE LIFE CORPORATION’S SHAREOWNERS’ EQUITY	4,147,234	4,565,855	4,615,183	4,541,292	3,837,991
Noncontrolling interest	(750)	(750)	(750)	—	—
TOTAL EQUITY	4,146,484	4,565,105	4,614,433	4,541,292	3,837,991
TOTAL LIABILITIES AND SHAREOWNERS’ EQUITY	$54,195,024	$55,912,100	$57,384,672	$58,573,487	$58,162,886

PROTECTIVE LIFE CORPORATION’S SHAREOWNERS’ EQUITY PER SHARE
Total Protective Life Corporation’s Shareowners’ Equity	$51.81	$57.70	$59.06	$57.89	$48.91
Less: Accumulated other comprehensive income (loss)	16.47	21.70	22.22	20.39	10.21
Excluding accumulated other comprehensive income (loss) (1)	$35.34	$36.00	$36.84	$37.50	$38.70

Total Protective Life Corporation’s Shareowners’ Equity	$4,147,234	$4,565,855	$4,615,183	$4,541,292	$3,837,991
Less: Accumulated other comprehensive income (loss)	1,318,336	1,716,766	1,736,722	1,599,323	801,194
Total Protective Life Corporation’s Shareowners’ Equity (excluding accumulated other comprehensive income (loss)) (1)	$2,828,898	$2,849,089	$2,878,461	$2,941,969	$3,036,797

Common shares outstanding	80,046,258	79,136,858	78,137,493	78,449,071	78,465,053
Treasury Stock shares	8,730,702	9,640,102	10,639,467	10,327,889	10,311,907

(1) “Total Protective Life Corporation’s Shareowners’ equity excluding accumulated other comprehensive income (loss)” is a non-GAAP financial measure.  “Total Protective Life Corporation’s Shareowners’ equity” is a GAAP financial measure to which “Total Protective Life Corporation’s Shareowners’ equity excluding accumulated other comprehensive income (loss)” may be compared.

Draft 7/31/2013

Calculation of Operating Earnings Per Share

(Dollars In Thousands)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
(Unaudited)	2012	2012	2012	2013	2013	2012	2013

CALCULATION OF NET INCOME PER SHARE

Net income available to PLC’s common shareowners	$76,155	$60,480	$66,796	$78,291	$103,199	$175,176	$181,490

Average shares outstanding - basic	81,639,756	80,662,745	79,652,495	79,139,392	79,404,770	81,985,649	79,272,814
Average shares outstanding - diluted	83,243,703	82,406,103	81,339,803	80,706,744	81,087,238	83,583,025	80,898,042

Net income available to PLC’s common shareowners per share-basic	$0.93	$0.75	$0.84	$0.99	$1.30	$2.14	$2.29
Net income available to PLC’s common shareowners per share-diluted	$0.91	$0.73	$0.82	$0.97	$1.27	$2.10	$2.24

Income from continuing operations	$76,155	$60,480	$66,796	$78,291	$103,199	$175,176	$181,490

EPS (basic)	$0.93	$0.75	$0.84	$0.99	$1.30	$2.14	$2.29
EPS (diluted)	$0.91	$0.73	$0.82	$0.97	$1.27	$2.10	$2.24

CALCULATION OF REALIZED INVESTMENT GAINS (LOSSES) PER SHARE

RIGL - derivatives	$(48,268)	$(134,222)	$(26,081)	$7,385	$143,881	$(78,177)	$151,266
VA GMWB economic cost	8,355	9,641	11,265	12,923	14,588	15,595	27,511
RIGL - all other investments	51,985	113,999	(10,797)	(8,729)	(113,978)	68,947	(122,707)
Related amortization of DAC & VOBA	(3,941)	6,746	5,689	(1,027)	(5,333)	1,602	(6,360)
	8,131	(3,836)	(19,924)	10,552	39,158	7,967	49,710
Tax effect	(2,845)	1,342	6,974	(3,693)	(13,706)	(2,787)	(17,399)
	$5,286	$(2,494)	$(12,950)	$6,859	$25,452	$5,180	$32,311

RIGL - derivatives per share-diluted	$(0.31)	$(0.98)	$(0.12)	$0.16	$1.27	$(0.49)	$1.44
RIGL - all other investments per share-diluted	$0.37	$0.95	$(0.04)	$(0.08)	$(0.96)	$0.55	$(1.04)

OPERATING INCOME PER SHARE (1)

Net income available to PLC’s common shareowners per share-diluted	$0.91	$0.73	$0.82	$0.97	$1.27	$2.10	$2.24
Less: RIGL - derivatives per share-diluted	(0.31)	(0.98)	(0.12)	0.16	1.27	(0.49)	1.44
Less: RIGL - all other investments per share-diluted	0.37	0.95	(0.04)	(0.08)	(0.96)	0.55	(1.04)
Operating income per share-diluted	$0.85	$0.76	$0.98	$0.89	$0.96	$2.04	$1.84

NET OPERATING INCOME (1)

Net income available to PLC’s common shareowners	$76,155	$60,480	$66,796	$78,291	$103,199	$175,176	$181,490
Less: RIGL - derivatives net of tax	(25,943)	(80,978)	(9,630)	13,200	103,004	(40,678)	116,204
Less: RIGL - all other investments net of tax and amortization	31,229	78,484	(3,320)	(6,341)	(77,552)	45,858	(83,893)
Net operating income	$70,869	$62,974	$79,746	$71,432	$77,747	$169,996	$149,179

PRE-TAX OPERATING INCOME (2)

Income before income tax and discontinued operations	$107,687	$90,986	$103,719	$117,627	$157,013	$258,266	$274,640
Less: RIGL - derivatives	(48,268)	(134,222)	(26,081)	7,385	143,881	(78,177)	151,266
Less: VA GMWB economic cost	8,355	9,641	11,265	12,923	14,588	15,595	27,511
Less: RIGL - all other investments	51,985	113,999	(10,797)	(8,729)	(113,978)	68,947	(122,707)
Less: Related amortization of DAC & VOBA	(3,941)	6,746	5,689	(1,027)	(5,333)	1,602	(6,360)
Pre-tax operating income	$99,556	$94,822	$123,643	$107,075	$117,855	$250,299	$224,930

(1) “Net Operating Income” and “Operating Income Per Share” are non-GAAP financial measures.  “Net Income available to PLC’s common shareowners” and “Net Income available to PLC’s common shareowners Per Share” are GAAP financial measures to which “Net Operating Income” and “Operating Income Per Share” may be compared.

(2) “Pre-tax Operating Income” is a non-GAAP financial measure.  “Income Before Income Tax” is a GAAP financial measure to which “Pre-tax Operating Income” may be compared.

Draft 7/31/2013

Invested Asset Summary

(Dollars In Millions)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR
(Unaudited)	2012	2012	2012	2013	2013

Total Portfolio

Fixed Maturities	$28,850.5	$29,607.2	$30,088.0	$30,380.5	$29,258.0	81%
Mortgage Loans	5,204.0	5,096.1	4,950.2	4,835.9	4,773.7	13%
Investment Real Estate	20.6	19.8	19.8	18.9	16.2	0%
Equity Securities	350.5	373.6	411.8	415.2	446.5	1%
Policy Loans	870.8	869.6	865.4	862.2	855.8	3%
Short-Term Investments	89.5	110.7	217.8	161.5	172.0	1%
Other Long-Term Investments	333.3	347.1	361.8	348.4	430.0	1%
Total Invested Assets	$35,719.2	$36,424.1	$36,914.8	$37,022.6	$35,952.2	100%

Draft 7/31/2013

Invested Asset Summary - Fixed Income

(Dollars In Millions)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR
(Unaudited)	2012	2012	2012	2013	2013

Fixed Income

Corporate Bonds	$20,903.8	$21,580.4	$22,054.4	$22,417.5	$21,610.4	74%
Residential Mortgage-Backed Securities	2,501.3	2,393.9	2,197.1	2,072.4	1,907.1	7%
Commercial Mortgage-Backed Securities	938.0	1,023.6	1,040.9	1,093.2	1,113.8	4%
Other Asset-Backed Securities	1,056.3	1,091.7	1,133.0	1,109.0	1,181.4	4%
U.S. Government-related Securities	1,629.2	1,659.9	1,475.8	1,503.8	1,382.5	5%
Other Government-related Securities	166.3	160.2	164.2	152.2	122.9	0%
States, Municipals and Political Subdivisions	1,655.6	1,697.5	1,722.6	1,717.4	1,604.9	5%
Other	—	—	300.0	315.0	335.0	1%
Total Fixed Income Portfolio	$28,850.5	$29,607.2	$30,088.0	$30,380.5	$29,258.0	100%

Fixed Income - Quality

AAA	16.2%	15.9%	14.6%	14.4%	14.4%
AA	7.1%	7.2%	7.2%	7.0%	6.9%
A	30.3%	30.8%	30.8%	31.5%	30.9%
BBB	39.2%	39.1%	39.7%	39.6%	40.6%
Below investment grade	7.2%	7.0%	6.7%	6.5%	6.1%
Not rated	0.0%	0.0%	1.0%	1.0%	1.1%
	100.0%	100.0%	100.0%	100.0%	100.0%

Note:  Prior period ratings and investment classifications have been restated to be consistent with current quarter presentation.

Draft 7/31/2013

Fixed Maturities by NAIC Rating

STAT Carry Value % of Total

	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR
(Unaudited)	2012	2012	2012	2013	2013

NAIC Rating
1	56.44%	56.82%	56.77%	56.91%	56.17%
2	38.58%	38.16%	38.52%	38.74%	39.67%
3	3.21%	3.32%	3.23%	3.22%	3.04%
4	0.76%	0.70%	0.62%	0.58%	0.64%
5	0.94%	0.91%	0.70%	0.46%	0.39%
6	0.07%	0.09%	0.16%	0.09%	0.09%

	100.00%	100.00%	100.00%	100.00%	100.00%

Below investment grade (using NAIC 3-6)	4.98%	5.02%	4.71%	4.35%	4.16%

Note:  NAIC Ratings reflect statutory carrying values

Draft 7/31/2013

Invested Asset Summary - Mortgages

(Dollars In Millions)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR
(Unaudited)	2012	2012	2012	2013	2013

Mortgage Loans - Type

Retail	66.4%	68.0%	67.3%	68.0%	67.8%
Apartments	10.7%	8.9%	9.5%	8.7%	9.0%
Office Buildings	13.6%	13.6%	13.7%	13.9%	13.8%
Warehouses	7.3%	7.3%	7.4%	7.3%	7.4%
Miscellaneous	2.0%	2.2%	2.1%	2.1%	2.0%
	100.0%	100.0%	100.0%	100.0%	100.0%

Delinquent Loans & Foreclosed Properties

60 Days Past Due	$30.1	$1.6	$2.3	$1.7	$3.0
90 Days Past Due	11.3	21.8	17.2	19.5	14.6
Foreclosed Real Estate	2.7	2.4	4.4	—	—
	$44.1	$25.8	$23.9	$21.2	$17.6 (1)

% of Commercial Mortgage Loan Portfolio	0.8%	0.5%	0.5%	0.4%	0.4%

(1) Includes $2.2 million of nonperforming loans subject to a pooling and servicing agreement as of June 30, 2013.

Draft 7/31/2013

Invested Asset Summary - Trading Portfolios

(Dollars In Millions)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR
(Unaudited)	2012	2012	2012	2013	2013

Trading Portfolio Composition (excl. Modco Trading Portfolio)

Rating
AAA	$1.3	$0.9	$0.5	$0.1	$—
AA	—	—	—	—	—
A	—	—	—	—	—
BBB	—	—	—	—	—
Below investment grade	17.2	15.4	14.1	12.8	11.0
Total	$18.5	$16.3	$14.6	$12.9	$11.0

Modco Trading Portfolio

Rating
AAA	$605.9	$590.3	$559.4	$546.7	$440.1
AA	245.5	267.6	239.8	233.2	286.0
A	799.1	801.8	801.6	828.2	847.1
BBB	1,037.7	1,055.4	1,038.9	992.5	922.8
Below investment grade	316.9	364.5	353.1	354.7	345.5
Short-term investments	43.4	56.0	118.9	110.6	91.6
Total	$3,048.5	$3,135.6	$3,111.7	$3,065.9	$2,933.1

Note:  Prior period ratings have been restated to be consistent with current quarter presentation.

Draft 7/31/2013

Invested Asset Summary - MBS - Alt-A

Mortgage-backed Securities Collateralized by Alt-A Mortgage Loans as of June 30, 2013:

(Dollars In Millions)	2009 and
(Unaudited)	Prior	2010	2011	2012	2013	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
A	$0.8	$—	$—	$—	$—	$0.8
Below investment grade	425.5	—	—	—	—	425.5
Total mortgage-backed securities collateralized by Alt-A mortgage loans	$426.3	$—	$—	$—	$—	$426.3

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
A	$—	$—	$—	$—	$—	$—
Below investment grade	31.0	—	—	—	—	31.0
Total mortgage-backed securities collateralized by Alt-A mortgage loans	$31.0	$—	$—	$—	$—	$31.0

Draft 7/31/2013

Invested Asset Summary - MBS - Prime

Mortgage-backed Securities Collateralized by Prime Loans as of June 30, 2013:

(Dollars In Millions)	2009 and
(Unaudited)	Prior	2010	2011	2012	2013	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$389.7	$318.2	$328.7	$5.3	$46.9	$1,088.8
AA	0.3	—	—	—	—	0.3
A	27.5	—	—	—	—	27.5
BBB	6.5	—	—	—	—	6.5
Below investment grade	355.3	—	—	—	—	355.3
Total mortgage-backed securities collateralized by prime loans	$779.3	$318.2	$328.7	$5.3	$46.9	$1,478.4

Includes $1.1 billion of agency mortgage backed securities.

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$23.4	$13.3	$11.7	$(0.3)	$(1.0)	$47.1
AA	—	—	—	—	—	—
A	0.6	—	—	—	—	0.6
BBB	0.7	—	—	—	—	0.7
Below investment grade	9.9	—	—	—	—	9.9
Total mortgage-backed securities collateralized by prime loans	$34.6	$13.3	$11.7	$(0.3)	$(1.0)	$58.3

Draft 7/31/2013

Invested Asset Summary - CMBS

Commercial Mortgage-backed Securities as of June 30, 2013:

(Dollars In Millions)	2009 and
(Unaudited)	Prior	2010	2011	2012	2013	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$77.6	$80.7	$213.6	$288.5	$102.5	$762.9
AA	—	33.2	37.1	41.2	27.8	139.3
A	44.4	33.8	83.6	13.6	19.0	194.4
BBB	17.2	—	—	—	—	17.2
Total commercial mortgage-backed securities	$139.2	$147.7	$334.3	$343.3	$149.3	$1,113.8

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$1.8	$6.0	$14.1	$(11.1)	$(6.4)	$4.4
AA	—	1.9	2.1	(2.9)	(2.4)	(1.3)
A	1.1	1.2	0.1	(0.7)	(1.5)	0.2
BBB	0.5	—	—	—	—	0.5
Total commercial mortgage-backed securities	$3.4	$9.1	$16.3	$(14.7)	$(10.3)	$3.8

Draft 7/31/2013

Invested Asset Summary - ABS(1)

Other Asset-backed Securities(1) as of June 30, 2013:

(Dollars In Millions)	2009 and
(Unaudited)	Prior	2010	2011	2012	2013	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$518.8	$7.1	$26.0	$33.7	$2.2	$587.8
AA	169.2	—	—	63.7	—	232.9
A	49.1	—	72.8	91.6	7.7	221.2
BBB	3.4	—	—	—	—	3.4
Below investment grade	136.1	—	—	—	—	136.1
Total other asset-backed securities	$876.6	$7.1	$98.8	$189.0	$9.9	$1,181.4

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$(16.4)	$0.1	$0.9	$(0.3)	$(0.1)	$(15.8)
AA	(7.4)	—	—	(0.1)	—	(7.5)
A	5.2	—	5.3	(0.5)	(0.1)	9.9
BBB	(0.1)	—	—	—	—	(0.1)
Below investment grade	12.3	—	—	—	—	12.3
Total other asset-backed securities	$(6.4)	$0.1	$6.2	$(0.9)	$(0.2)	$(1.2)

(1)  Excludes Residential and Commercial mortgage-backed securities

Draft 7/31/2013

Life Marketing Quarterly Trends

(Dollars In Thousands)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
(Unaudited)	2012	2012	2012	2013	2013	2012	2013

REVENUES
Gross premiums and policy fees	$397,645	$379,207	$410,105	$418,705	$442,338	$785,762	$861,043
Reinsurance ceded	(209,803)	(190,099)	(239,056)	(207,662)	(255,180)	(402,558)	(462,842)
Net premiums and policy fees	187,842	189,108	171,049	211,043	187,158	383,204	398,201
Net investment income	121,283	123,647	122,507	127,248	130,054	240,309	257,302
Other income	29,966	28,280	29,709	29,335	29,809	59,120	59,144
Total operating revenues	339,091	341,035	323,265	367,626	347,021	682,633	714,647

BENEFITS & EXPENSES
Benefits and settlement expenses	251,509	305,281	243,276	280,766	256,073	506,088	536,839
Amortization of deferred policy acquisition costs and value of business acquired	19,454	(26,464)	29,495	14,022	27,066	42,048	41,088
Other operating expenses	37,780	33,545	34,852	49,131	39,209	73,780	88,340
Total benefits and expenses	308,743	312,362	307,623	343,919	322,348	621,916	666,267

INCOME BEFORE INCOME TAX	30,348	28,673	15,642	23,707	24,673	60,717	48,380
PRE-TAX OPERATING INCOME	$30,348	$28,673	$15,642	$23,707	$24,673	$60,717	$48,380

Life Marketing Key Data

	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
	2012	2012	2012	2013	2013	2012	2013

SALES BY PRODUCT
Traditional	$307	$326	$195	$292	$409	$594	$701
Universal life	24,142	30,779	41,216	46,995	44,181	45,104	91,176
Bank-owned life insurance	1,376	33	499	—	—	2,721	—
Total	$25,825	$31,138	$41,910	$47,287	$44,590	$48,419	$91,877

SALES BY DISTRIBUTION
Independent agents	$14,818	$18,373	$26,561	$31,537	$31,108	$28,758	$62,645
Stockbrokers/banks	9,191	12,315	14,491	15,303	12,920	16,167	28,223
BOLI/other	1,816	450	858	447	562	3,494	1,009
Total	$25,825	$31,138	$41,910	$47,287	$44,590	$48,419	$91,877

AVERAGE LIFE INSURANCE IN-FORCE
Traditional	$455,686,339	$449,416,242	$443,238,635	$437,245,336	$430,900,880	$458,770,963	$437,069,757
Universal life	76,266,740	79,452,404	84,396,938	91,692,734	101,045,737	75,085,798	92,721,338
Total	$531,953,079	$528,868,646	$527,635,573	$528,938,070	$531,946,617	$533,856,761	$529,791,095

AVERAGE ACCOUNT VALUES
Universal life	$6,393,984	$6,466,699	$6,608,067	$6,726,549	$6,866,731	$6,362,314	$6,737,609
Variable universal life	383,082	388,002	391,767	411,880	446,231	377,487	418,999
Total	$6,777,066	$6,854,701	$6,999,834	$7,138,429	$7,312,962	$6,739,801	$7,156,608

Draft 7/31/2013

Acquisitions Quarterly Trends

(Dollars In Thousands)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
(Unaudited)	2012	2012	2012	2013	2013	2012	2013

REVENUES
Gross premiums and policy fees	$215,672	$207,305	$211,945	$208,726	$208,194	$427,830	$416,920
Reinsurance ceded	(102,644)	(99,496)	(104,804)	(96,605)	(102,654)	(182,945)	(199,259)
Net premiums and policy fees	113,028	107,809	107,141	112,121	105,540	244,885	217,661
Net investment income	138,692	136,466	137,055	134,669	134,686	276,813	269,355
Other income	2,240	1,397	787	1,014	1,015	3,819	2,029
Total operating revenues	253,960	245,672	244,983	247,804	241,241	525,517	489,045
RIGL - investments	55,338	107,500	(1,209)	(14,043)	(124,691)	72,650	(138,734)
RIGL - derivatives	(48,002)	(101,622)	8,166	16,726	145,143	(37,362)	161,869
Total revenues	261,296	251,550	251,940	250,487	261,693	560,805	512,180

BENEFITS & EXPENSES
Benefits and settlement expenses	180,488	169,441	172,791	179,449	177,901	374,661	357,350
Amortization of deferred policy acquisition costs and value of business acquired	17,732	17,707	17,891	18,213	18,661	40,907	36,874
Other operating expenses	12,125	12,369	12,110	15,765	15,244	27,235	31,009
Operating benefits and expenses	210,345	199,517	202,792	213,427	211,806	442,803	425,233
Amortization of DAC/VOBA related to realized gains (losses) - investments	208	109	462	173	943	175	1,116
Total benefits and expenses	210,553	199,626	203,254	213,600	212,749	442,978	426,349

INCOME BEFORE INCOME TAX	50,743	51,924	48,686	36,887	48,944	117,827	85,831

Adjustments to Reconcile to Operating Income:
Less: RIGL	7,336	5,878	6,957	2,683	20,452	35,288	23,135
Less: Related amortization of DAC/VOBA	(208)	(109)	(462)	(173)	(943)	(175)	(1,116)

PRE-TAX OPERATING INCOME	$43,615	$46,155	$42,191	$34,377	$29,435	$82,714	$63,812

Draft 7/31/2013

Annuities Quarterly Trends

(Dollars In Thousands)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
(Unaudited)	2012	2012	2012	2013	2013	2012	2013

REVENUES
Gross premiums and policy fees	$23,252	$24,870	$27,878	$28,552	$32,965	$45,180	$61,517
Reinsurance ceded	(7)	(5)	(1)	—	—	(20)	—
Net premiums and policy fees	23,245	24,865	27,877	28,552	32,965	45,160	61,517
Net investment income	124,159	123,933	130,268	118,557	116,789	250,144	235,346
RIGL - derivatives	(8,355)	(9,641)	(11,265)	(12,923)	(14,588)	(15,595)	(27,511)
Other income	19,187	22,276	25,143	26,795	30,600	36,898	57,395
Total operating revenues	158,236	161,433	172,023	160,981	165,766	316,607	326,747
RIGL - investments	10,373	2,475	609	1,773	8,218	25,386	9,991
RIGL - derivatives, net of economic cost	12,983	(22,893)	(22,461)	2,175	12,041	(20,977)	14,216
Total Revenues	181,592	141,015	150,171	164,929	186,025	321,016	350,954

BENEFITS & EXPENSES
Benefits and settlement expenses	88,564	107,253	83,585	80,671	82,170	178,854	162,841
Amortization of deferred policy acquisition costs and value of business acquired	16,053	19,022	15,955	10,654	15,763	25,055	26,417
Other operating expenses	25,066	25,750	27,135	26,258	31,451	48,362	57,709
Operating benefits and expenses	129,683	152,025	126,675	117,583	129,384	252,271	246,967
Amortization related to benefit and settlement expenses	(763)	(1,124)	198	(601)	(255)	856	(856)
Amortization of DAC related to realized gains (losses) - investments	4,496	(5,731)	(6,349)	1,455	4,645	(2,633)	6,100
Total benefits and expenses	133,416	145,170	120,524	118,437	133,774	250,494	252,211

INCOME (LOSS) BEFORE INCOME TAX	48,176	(4,155)	29,647	46,492	52,251	70,522	98,743

Adjustments to Reconcile to Operating Income:
Less: RIGL - investments	10,373	2,475	609	1,773	8,218	25,386	9,991
Less: RIGL - derivatives, net of economic cost	12,983	(22,893)	(22,461)	2,175	12,041	(20,977)	14,216
Less: amortization related to benefit and settlement expenses	763	1,124	(198)	601	255	(856)	856
Less: related amortization of DAC	(4,496)	5,731	6,349	(1,455)	(4,645)	2,633	(6,100)

PRE-TAX OPERATING INCOME	$28,553	$9,408	$45,348	$43,398	$36,382	$64,336	$79,780

Annuities Key Data

	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
	2012	2012	2012	2013	2013	2012	2013

SALES
Variable Annuity	$673,338	$761,011	$733,228	$579,698	$718,884	$1,240,746	$1,298,582
Immediate Annuity	15,939	14,311	11,508	10,112	15,080	30,007	25,192
Single Premium Deferred Annuity	138,044	136,540	117,127	103,590	93,385	276,358	196,975
Market Value Adjusted Annuity	1,965	1,102	1,817	1,333	2,986	2,120	4,319
Fixed Indexed Annuity	103	215	214	318	26,647	392	26,965
Total	$829,389	$913,179	$863,894	$695,051	$856,982	$1,549,623	$1,552,033

PRE-TAX OPERATING INCOME (LOSS)
Variable Annuity	$8,044	$(2,920)	$18,917	$25,877	$23,812	$25,387	$49,689
Fixed Annuity	20,509	12,328	26,431	17,521	12,570	38,949	30,091
Total	$28,553	$9,408	$45,348	$43,398	$36,382	$64,336	$79,780

DEPOSIT BALANCE
VA Fixed Annuity	$563,315	$581,243	$551,098	$470,656	$483,958
VA Separate Account Annuity	7,358,411	8,309,426	9,037,748	10,078,475	10,594,528
Sub-total	7,921,726	8,890,669	9,588,846	10,549,131	11,078,486
Fixed Annuity	7,958,916	7,940,514	7,904,746	7,878,568	7,865,892
Total	$15,880,642	$16,831,183	$17,493,592	$18,427,699	$18,944,378

Draft 7/31/2013

Stable Value Products Quarterly Trends

(Dollars In Thousands)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
(Unaudited)	2012	2012	2012	2013	2013	2012	2013

REVENUES
Net investment income	$34,956	$29,851	$31,030	$30,074	$33,651	$67,358	$63,725
Other income	—	—	—	—	—	1	—
Total operating revenues	34,956	29,851	31,030	30,074	33,651	67,359	63,725
RIGL - derivatives	(870)	221	(174)	368	(558)	(224)	(190)
RIGL - investments	274	(3,139)	(3,956)	1,478	1,375	1,881	2,853
Total revenues	34,360	26,933	26,900	31,920	34,468	69,016	66,388

BENEFITS & EXPENSES
Benefits and settlement expenses	18,221	16,002	11,610	11,603	10,683	37,178	22,286
Amortization of deferred policy acquisition costs and value of business acquired	230	410	111	81	96	426	177
Other operating expenses	547	389	634	546	408	1,151	954
Total benefits and expenses	18,998	16,801	12,355	12,230	11,187	38,755	23,417

INCOME BEFORE INCOME TAX	15,362	10,132	14,545	19,690	23,281	30,261	42,971

Adjustments to Reconcile to Operating Income:
Less: RIGL - derivatives	(870)	221	(174)	368	(558)	(224)	(190)
Less: RIGL - investments	274	(3,139)	(3,956)	1,478	1,375	1,881	2,853

PRE-TAX OPERATING INCOME	$15,958	$13,050	$18,675	$17,844	$22,464	$28,604	$40,308

Stable Value Products Key Data

	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
	2012	2012	2012	2013	2013	2012	2013

SALES
GIC	$—	$101,954	$272,150	$112,020	$205,284	$26,000	$317,304
GFA - Direct Institutional	26,500	45,000	—	—	—	176,500	—
Total	$26,500	$146,954	$272,150	$112,020	$205,284	$202,500	$317,304

DEPOSIT BALANCE
Quarter End Balance	$2,676,312	$2,328,237	$2,510,559	$2,544,609	$2,579,172
Average Daily Balance	$2,737,667	$2,591,485	$2,437,851	$2,543,906	$2,542,096

OPERATING SPREAD	2.33%	2.01%	3.06%	2.81%	3.53%

ADJUSTED OPERATING SPREAD (1)	1.98%	2.00%	2.60%	2.55%	2.67%

(1) Excludes participating mortgage loan income and bank loan fee income

Draft 7/31/2013

Asset Protection Quarterly Trends

(Dollars In Thousands)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
(Unaudited)	2012	2012	2012	2013	2013	2012	2013

REVENUES
Gross premiums and policy fees	$69,883	$68,729	$67,081	$66,186	$68,203	$138,819	$134,389
Reinsurance ceded	(32,214)	(31,456)	(31,681)	(31,083)	(32,652)	(63,687)	(63,735)
Net premiums and policy fees	37,669	37,273	35,400	35,103	35,551	75,132	70,654
Net investment income	5,883	5,972	5,913	5,854	5,782	12,425	11,636
Other income	29,513	29,247	25,821	26,614	30,480	56,114	57,094
Total operating revenues	73,065	72,492	67,134	67,571	71,813	143,671	139,384

BENEFITS & EXPENSES
Benefits and settlement expenses	25,247	27,492	23,910	24,658	25,964	49,295	50,622
Amortization of deferred policy acquisition costs and value of business acquired	8,829	8,705	7,740	7,462	7,607	17,506	15,069
Other operating expenses	32,510	32,145	34,625	29,370	30,858	65,425	60,228
Total benefits and expenses	66,586	68,342	66,275	61,490	64,429	132,226	125,919

INCOME BEFORE INCOME TAX	6,479	4,150	859	6,081	7,384	11,445	13,465
Less: noncontrolling interests	—	—	—	—	—	—	—
PRE-TAX OPERATING INCOME	$6,479	$4,150	$859	$6,081	$7,384	$11,445	$13,465

Asset Protection Key Data

	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
	2012	2012	2012	2013	2013	2012	2013

SALES
Credit insurance	$10,066	$9,558	$6,913	$7,334	$9,852	$18,868	$17,186
Service contracts	94,122	92,890	83,821	82,035	99,153	176,922	181,188
GAP products	15,063	14,868	14,116	14,766	17,453	33,358	32,219
Total	$119,251	$117,316	$104,850	$104,135	$126,458	$229,148	$230,593

Draft 7/31/2013

Corporate & Other Quarterly Trends

(Dollars In Thousands)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
(Unaudited)	2012	2012	2012	2013	2013	2012	2013

REVENUES
Gross premiums and policy fees	$4,977	$4,828	$4,596	$4,678	$4,631	$10,143	$9,309
Reinsurance ceded	(5)	(3)	(4)	—	(4)	(21)	(4)
Net premiums and policy fees	4,972	4,825	4,592	4,678	4,627	10,122	9,305
Net investment income	31,249	48,075	49,272	41,232	45,258	71,294	86,490
Other income	574	(10)	3,173	1,269	2,488	36,788	3,757
Total operating revenues	36,795	52,890	57,037	47,179	52,373	118,204	99,552
RIGL - investments	(14,000)	7,163	(6,241)	2,063	1,120	(30,970)	3,183
RIGL - derivatives	(4,024)	(287)	(347)	1,039	1,843	(4,019)	2,882
Total revenues	18,771	59,766	50,449	50,281	55,336	83,215	105,617

BENEFITS & EXPENSES
Benefits and settlement expenses	5,256	5,600	2,574	5,334	5,330	11,219	10,664
Amortization of deferred policy acquisition costs and value of business acquired	186	253	225	179	165	540	344
Other operating expenses	56,750	53,651	53,310	59,998	49,361	103,962	109,359
Total benefits and expenses	62,192	59,504	56,109	65,511	54,856	115,721	120,367

INCOME (LOSS) BEFORE INCOME TAX	(43,421)	262	(5,660)	(15,230)	480	(32,506)	(14,750)

Adjustments to Reconcile to Operating Income:
Less: RIGL - investments	(14,000)	7,163	(6,241)	2,063	1,120	(30,970)	3,183
Less: RIGL - derivatives	(4,024)	(287)	(347)	1,039	1,843	(4,019)	2,882
Less: noncontrolling interests	—	—	—	—	—	—	—

PRE-TAX OPERATING INCOME (LOSS)	$(25,397)	$(6,614)	$928	$(18,332)	$(2,483)	$2,483	$(20,815)

Draft 7/31/2013

INFORMATION RELATED TO CERTAIN NON-GAAP DISCLOSURES

The following pages contain information related to certain non-GAAP disclosures (consolidated and segment operating income (loss), operating income per diluted share, shareowners’ equity per share excluding accumulated other comprehensive income (loss), operating income return on average equity, and net income return on average equity).

All income per share results are presented on a diluted basis, unless otherwise noted.

CONSOLIDATED AND SEGMENT OPERATING INCOME (LOSS) AND OPERATING INCOME PER DILUTED SHARE

Consolidated and segment operating income (loss) and operating income per diluted share (hereinafter collectively referred to as “consolidated and segment operating income”) are defined as income before income tax, excluding realized gains and losses on investments and derivatives net of the related amortization of deferred acquisition costs (“DAC”) and value of business acquired (“VOBA”). Operating earnings exclude changes in the guaranteed minimum withdrawal benefits (“GMWB”) embedded derivatives (excluding the portion attributed to economic cost), realized and unrealized gains (losses) on derivatives used to hedge the VA product, actual GMWB incurred claims and net of the related amortization of DAC attributed to each of these items.

Management believes that consolidated and segment operating income (loss) provides relevant and useful information to investors, as it represents the basis on which the performance of the Company’s business is internally assessed. Although the items excluded from consolidated and segment operating income may be significant components in understanding and assessing the Company’s overall financial performance, management believes that consolidated and segment operating income enhances an investor’s understanding of the Company’s results of operations by highlighting the income (loss) generally attributable to the normal, recurring operations of the Company’s business.

SHAREOWNERS’ EQUITY PER SHARE EXCLUDING ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

As prescribed by GAAP, certain investments are recorded at their market values with the resulting unrealized gains (losses) affected by a related adjustment to DAC and VOBA, net of income tax, reported as a component of shareowners’ equity. The market values of fixed maturities increase or decrease as interest rates change. The Company believes that an insurance company’s shareowners’ equity per share may be difficult to analyze without disclosing the effects of recording accumulated other comprehensive income (loss), including unrealized gains (losses) on investments. Therefore, the Company reports the non-GAAP measure shareowners’ equity per share excluding accumulated other comprehensive income (loss), including unrealized gains (losses) on investments. This non-GAAP measure may be reconciled to the GAAP measure, shareowners’ equity per share by including accumulated other comprehensive income (loss), including unrealized gains (losses) on investments.

OPERATING INCOME RETURN ON AVERAGE EQUITY

Operating income return on average equity is a measure used by management to evaluate the Company’s performance. It is calculated by dividing operating income (as defined above) for a rolling twelve month period by the average ending balance of shareowners’ equity excluding accumulated other comprehensive income (loss) for the five most recent quarters.

NET INCOME RETURN ON AVERAGE EQUITY

Net income return on average equity is a measure used by management to evaluate the Company’s performance.  It is calculated by dividing net income for a rolling twelve month period by the average ending balance of shareowners’ equity excluding accumulated other comprehensive income (loss) for the five most recent quarters.

Draft 7/31/2013

Reconciliation of Segment Operating Income (Loss) to Net Income available to PLC’s common shareowners

(Dollars In Thousands)	2ND QTR	2ND QTR	6 MOS
(Unaudited)	2012	2013	2012	2013

Life Marketing	$30,348	$24,673	$60,717	$48,380
Acquisitions	43,615	29,435	82,714	63,812
Annuities	28,553	36,382	64,336	79,780
Stable Value Products	15,958	22,464	28,604	40,308
Asset Protection	6,479	7,384	11,445	13,465
Corporate & Other	(25,397)	(2,483)	2,483	(20,815)
Total Pre-tax operating income	99,556	117,855	250,299	224,930

Realized Investment Gains (Losses) - Investments	48,044	(119,311)	70,549	(129,067)
Realized Investment Gains (Losses) - Derivatives	(39,913)	158,469	(62,582)	178,777
Income Tax Expense	(31,532)	(53,814)	(83,090)	(93,150)

Net income available to PLC’s common shareowners	$76,155	$103,199	$175,176	$181,490

Draft 7/31/2013

Reconciliation of Operating Income per Diluted Share to Net Income Available to PLC’s Common Shareowners per Diluted Share

	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
(Unaudited)	2012	2012	2012	2013	2013	2012	2013

OPERATING INCOME PER SHARE

Operating income per share-diluted	$0.85	$0.76	$0.98	$0.89	$0.96	$2.04	$1.84
RIGL - Derivatives per share-diluted	(0.31)	(0.98)	(0.12)	0.16	1.27	(0.49)	1.44
RIGL - All Other Investments-diluted	0.37	0.95	(0.04)	(0.08)	(0.96)	0.55	(1.04)
Net income available to PLC’s common shareowners per share-diluted	$0.91	$0.73	$0.82	$0.97	$1.27	$2.10	$2.24

Draft 7/31/2013

Reconciliation of Total Protective Life Corporation’s Shareowners’ Equity per Share to Total Protective Life Corporation’s Shareowners’ Equity (Excl. AOCI) per share

	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR
(Unaudited)	2012	2012	2012	2013	2013

PROTECTIVE LIFE CORPORATION’S SHAREOWNERS’ EQUITY PER SHARE
Total Protective Life Corporation’s Shareowners’ Equity	$51.81	$57.70	$59.06	$57.89	$48.91
Less: Accumulated other comprehensive income (loss)	16.47	21.70	22.22	20.39	10.21
Excluding accumulated other comprehensive income (loss)	$35.34	$36.00	$36.84	$37.50	$38.70

Draft 7/31/2013

Calculation of Operating Income Return on Average Equity Rolling Twelve Months Ended June 30, 2013

(Dollars In Thousands)	Three Months				Twelve Months
(Unaudited)	9/30/2012	12/31/2012	3/31/2013	6/30/2013	6/30/2013
NUMERATOR:
Net income available to PLC’s common shareowners	$60,480	$66,796	$78,291	$103,199	$308,766
Less:
Realized investment gains (losses), net of income tax
Investments	74,099	(7,018)	(5,674)	(74,086)	(12,679)
Derivatives	(80,978)	(9,630)	13,200	103,004	25,596
Related amortization of DAC and VOBA, net of income tax	4,385	3,698	(667)	(3,466)	3,950

Operating Income	$62,974	$79,746	$71,432	$77,747	$291,899

			Total
			Protective Life
			Corporation’s
	Total		Shareowners’
	Protective Life	Accumulated	Equity Excluding
	Corporation’s	Other	Accumulated Other
	Shareowners’	Comprehensive	Comprehensive
	Equity	Income (Loss)	Income (Loss)
DENOMINATOR:
June 30, 2012	$4,147,234	$1,318,336	$2,828,898
September 30, 2012	4,565,855	1,716,766	2,849,089
December 31, 2012	4,615,183	1,736,722	2,878,461
March 31, 2013	4,541,292	1,599,323	2,941,969
June 30, 2013	3,837,991	801,194	3,036,797
Total			$14,535,214

Average			$2,907,043

Operating Income Return on Average Equity			10.0%

Draft 7/31/2013

Calculation of Operating Income Return on Average Equity Rolling Twelve Months Ended June 30, 2012

(Dollars In Thousands)	Three Months				Twelve Months
(Unaudited)	9/30/2011	12/31/2011	3/31/2012	6/30/2012	6/30/2012
NUMERATOR:
Net income available to PLC’s common shareowners	$82,857	$86,034	$99,021	$76,155	$344,067
Less:
Realized investment gains (losses), net of income tax
Investments	83,460	7,041	11,025	33,790	135,316
Derivatives	(59,744)	(2,129)	(14,734)	(25,943)	(102,550)
Related amortization of DAC and VOBA, net of income tax	(5,036)	(664)	3,603	(2,561)	(4,658)

Operating Income	$64,177	$81,786	$99,127	$70,869	$315,959

			Total
			Protective Life
			Corporation’s
	Total		Shareowners’
	Protective Life	Accumulated	Equity Excluding
	Corporation’s	Other	Accumulated Other
	Shareowners’	Comprehensive	Comprehensive
	Equity	Income (Loss)	Income (Loss)
DENOMINATOR:
June 30, 2011	$3,104,801	$469,071	$2,635,730
September 30, 2011	3,579,515	906,068	2,673,447
December 31, 2011	3,711,517	985,444	2,726,073
March 31, 2012	3,785,810	1,001,803	2,784,007
June 30, 2012	4,147,234	1,318,336	2,828,898
Total			$13,648,155

Average			$2,729,631

Operating Income Return on Average Equity			11.6%

Draft 7/31/2013

Calculation of Net Income Available to PLC’s common shareowners Return on Average Equity Rolling Twelve Months Ended June 30, 2013

(Dollars In Thousands)	Three Months				Twelve Months
(Unaudited)	9/30/2012	12/31/2012	3/31/2013	6/30/2013	6/30/2013
NUMERATOR:
Net income available to PLC’s common shareowners	$60,480	$66,796	$78,291	$103,199	$308,766

			Total
			Protective Life
			Corporation’s
	Total		Shareowners’
	Protective Life	Accumulated	Equity Excluding
	Corporation’s	Other	Accumulated Other
	Shareowners’	Comprehensive	Comprehensive
	Equity	Income (Loss)	Income (Loss)
DENOMINATOR:
June 30, 2012	$4,147,234	$1,318,336	$2,828,898
September 30, 2012	4,565,855	1,716,766	2,849,089
December 31, 2012	4,615,183	1,736,722	2,878,461
March 31, 2013	4,541,292	1,599,323	2,941,969
June 30, 2013	3,837,991	801,194	3,036,797
Total			$14,535,214

Average			$2,907,043

Net income available to PLC’s common shareowners Return on Average Equity			10.6%

Draft 7/31/2013

Calculation of Net Income Available to PLC’s common shareowners Return on Average Equity Rolling Twelve Months Ended June 30, 2012

(Dollars In Thousands)	Three Months				Twelve Months
(Unaudited)	9/30/2011	12/31/2011	3/31/2012	6/30/2012	6/30/2012
NUMERATOR:
Net income available to PLC’s common shareowners	$82,857	$86,034	$99,021	$76,155	$344,067

			Total
			Protective Life
			Corporation’s
	Total		Shareowners’
	Protective Life	Accumulated	Equity Excluding
	Corporation’s	Other	Accumulated Other
	Shareowners’	Comprehensive	Comprehensive
	Equity	Income (Loss)	Income (Loss)
DENOMINATOR:
June 30, 2011	$3,104,801	$469,071	$2,635,730
September 30, 2011	3,579,515	906,068	2,673,447
December 31, 2011	3,711,517	985,444	2,726,073
March 31, 2012	3,785,810	1,001,803	2,784,007
June 30, 2012	4,147,234	1,318,336	2,828,898
Total			$13,648,155

Average			$2,729,631

Net income available to PLC’s common shareowners Return on Average Equity			12.6%

Draft 7/31/2013

ACCOUNTING CHANGES

The financial data herein reflects, for all periods presented, the adoption and retrospective application of Accounting Standards Update 2010-26 (the “Update”), which addresses diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. This Update prescribes that certain incremental direct costs of successful initial or renewal contract acquisitions may be deferred. It defines incremental direct costs as those costs that result directly from and are essential to the contract transaction and would not have been incurred by the insurance entity had the contract transaction not occurred. This Update also clarifies the definition of the types of incurred costs that may be capitalized and the accounting and recognition treatment of advertising, research, and other administrative costs related to the acquisition of insurance contracts.  This Update was effective for the Company on January 1, 2012.

The financial data herein also reflects, for all periods presented, a revision to the Company’s definition of operating income (loss) as it relates to embedded derivatives on our variable annuity contracts and related hedging activities, to better reflect the basis on which the performance of our business is internally assessed.  This change did not impact its comparable GAAP measure income before income tax.  See information related to certain non-GAAP disclosures for additional information.

In the first quarter of 2012, management revised the definition of operating income (loss) as it relates to certain features of our variable annuity contracts and related hedging activities, to better reflect the basis on which the performance of its business is internally assessed. Under the revised definition, the following items will be excluded from operating income:

• Changes in GMWB embedded derivatives related to this rider feature of certain variable annuity products (excluding the portion attributed to economic costs). Economic cost is the long-term expected average cost of providing the product benefit over the life of the policy based on product pricing assumptions. These include assumptions about the economic/market environment, and elective and non-elective policy owner behavior (e.g. lapses, withdrawal timing, mortality, etc.). These features are considered embedded derivatives under ASC 815.

• Changes in value of certain derivative instruments used to mitigate the risk related to variable annuity contracts.

• That portion of the change in balance sheet components amortized over estimated gross profit that is attributed to the embedded GMWB derivative and related economic hedges (e.g. DAC amortization).

Draft 7/31/2013

Summary of Impact of DAC Accounting & Operating Definition Change

(Dollars In Thousands)
(Unaudited)	2007	2008	2009	2010	2011

Consolidated Statement of Income Data:

Pre-tax Operating Income (Loss) (1)
Life Marketing as originally reported	$189,186	$188,535	$137,826	$147,470	$116,274
DAC change	(48,411)	(42,714)	(30,018)	(23,606)	(20,151)
Life Marketing as adjusted	140,775	145,821	107,808	123,864	96,123

Asset Protection as originally reported	41,559	30,789	23,229	29,897	24,662
DAC change	244	1,729	3,019	1,594	745
Asset Protection as adjusted	41,803	32,518	26,248	31,491	25,407

Annuities as originally reported	23,051	18,707	56,642	53,901	110,726
DAC change	(18,201)	(27,212)	(15,997)	(22,689)	(18,802)
VA change to operating income	—	16,744	(18,591)	20,951	(11,700)
Annuities as adjusted	4,850	8,239	22,054	52,163	80,224

Stable Value Products	50,231	89,811	61,963	39,207	56,780
Acquisitions	129,247	136,479	133,760	111,143	157,393
Corporate & Other	(3,416)	(105,986)	81,980	(25,053)	5,767

Total Pre-tax Operating Income as originally reported	429,858	358,335	495,400	356,565	471,602
DAC change	(66,368)	(68,197)	(42,996)	(44,701)	(38,208)
VA change to operating income	—	16,744	(18,591)	20,951	(11,700)
Total Pre-tax Operating Income as adjusted	363,490	306,882	433,813	332,815	421,694

Income before income tax as originally reported	436,088	(75,131)	416,778	388,863	507,152
DAC change	(66,368)	(68,197)	(34,593)	(54,091)	(36,676)
Income before income tax as adjusted	369,720	(143,328)	382,185	334,772	470,476

Net Income Available to PLC’s Common Shareowners as originally reported	289,566	(41,855)	271,488	260,241	339,070
DAC change	(42,837)	(44,031)	(22,351)	(34,927)	(23,678)
Net Income Available to PLC’s Common Shareowners as adjusted	246,729	(85,886)	249,137	225,314	315,392

Per Share Data (Diluted):

Operating Earnings per Share as originally reported (1)	$3.99	$3.37	$3.97	$2.73	$3.65
DAC change	(0.60)	(0.62)	(0.34)	(0.33)	(0.28)
VA change to operating income	—	0.15	(0.15)	0.15	(0.09)
Operating Earnings per Share as adjusted	$3.39	$2.90	$3.48	$2.55	$3.28

Net Income Available to PLC’s Common Shareowners as originally reported	$4.05	$(0.59)	$3.34	$2.97	$3.92
DAC change	(0.60)	(0.62)	(0.27)	(0.40)	(0.27)
Net Income Available to PLC’s Common Shareowners as adjusted	$3.45	$(1.21)	$3.07	$2.57	$3.65

(1) “Operating income” is a non-GAAP financial measure. “Net income available to PLC’s common shareowners” is a GAAP financial measure to which “Operating Income” may be compared.

Draft 7/31/2013

Summary of Impact of DAC Accounting Change

(Dollars In Thousands)
(Unaudited)	2007	2008	2009	2010	2011

Consolidated Balance Sheet Data:

Total Assets as originally reported	$41,786,041	$39,572,449	$42,311,587	$47,562,786	$52,932,085
DAC change	(624,656)	(729,089)	(728,036)	(759,163)	(788,716)
Total Assets as adjusted	$41,161,385	$38,843,360	$41,583,551	$46,803,623	$52,143,369

Total PLC’s Shareowners’ Equity as originally reported	2,456,761	761,095	2,478,821	3,331,087	4,220,465
DAC change	(403,135)	(470,538)	(469,892)	(489,899)	(508,948)
Total PLC’s Shareowners’ Equity as adjusted	$2,053,626	$290,557	$2,008,929	$2,841,188	$3,711,517

Total PLC’s Shareowners’ Equity Excluding AOCI as originally reported (1)	2,537,290	2,428,151	2,799,990	3,037,833	3,254,246
DAC change	(403,186)	(447,217)	(469,568)	(504,495)	(528,173)
Total PLC’s Shareowners’ Equity Excluding AOCI as adjusted (1)	$2,134,104	$1,980,934	$2,330,422	$2,533,338	$2,726,073

Per Share Data (Common Shares Outstanding):

Total PLC’s Shareowners’ Equity as originally reported	35.02	10.89	28.96	38.88	51.68
DAC change	(5.74)	(6.73)	(5.49)	(5.71)	(6.23)
Total PLC’s Shareowners’ Equity as adjusted	$29.28	$4.16	$23.47	$33.17	$45.45

Total PLC’s Shareowners’ Equity Excluding AOCI as originally reported (1)	36.17	34.74	32.72	35.46	39.85
DAC change	(5.75)	(6.40)	(5.49)	(5.89)	(6.47)
Total PLC’s Shareowners’ Equity Excluding AOCI as adjusted (1)	$30.42	$28.34	$27.23	$29.57	$33.38

(1) “Total PLC’s Shareowners’ Equity excluding accumulated other comprehensive income (loss)” is a non-GAAP financial measure.  “Total PLC Shareowners’ equity” is a GAAP financial measure to which “Total PLC’s Shareowners’ Equity excluding accumulated other comprehensive income (loss)” can be compared.